UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2005

CNL HOTELS & RESORTS, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	0-24097 (Commission File Number)	59-3396369 (IRS Employer Identification No.)
450 South Orange Avenue, Orlando, Florida 32801 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (407) 650-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 Entry into a Material Definitive Agreement.

      On March 31, 2005, CNL Hotels & Resorts, Inc. (the “Company”) entered into a renewal agreement (the “Renewal Agreement”) with CNL Hospitality Corp., its advisor (the “Advisor”) with respect to the Advisory Agreement dated as of April 1, 2004 between the Company and the Advisor (the “Advisory Agreement”), pursuant to which the Advisory Agreement was renewed for an additional one-year term commencing on April 1, 2005, and ending on March 31, 2006.

The Renewal Agreement provides that with respect to the Acquisition Fees (as defined in the Advisory Agreement) payable to the Advisor, the Company will determine the comparable current market percentage rate (“Rate”) of Total Proceeds (as defined in the Advisory Agreement) to be used in determining the Acquisition Fees, and will propose any new Rate to the Advisor on or before May 1, 2005. If the Company does not submit a proposed new Rate to the Advisor by May 1, 2005, the current rate of 4.5% will remain in effect. The Advisor will respond to the proposal of the Company on or before June 1, 2005. If the Advisor does not respond by June 1, 2005, the Rate proposed by the Company will be deemed to be the new Rate. In the event that the parties cannot agree, after good faith negotiations, upon a new Rate on or before July 1, 2005, the Parties will submit the determination of the Rate to binding arbitration, so long as the arbitration of this matter will not be inconsistent with applicable law or the Company’s articles of incorporation, as amended.

The Renewal Agreement also provides that for purposes of the Agreement and Plan of Merger, dated as of April 29, 2004, as amended on June 17, 2004, by and among the Company, the Advisor, CNL Hospitality Properties Acquisition Corp., CNL Real Estate Group, Inc., Five Arrows Realty Securities II, LLC, the Stockholders (as defined therein), and CNL Financial Group, Inc. (the “Merger Agreement”), the Renewal Agreement is subject to the provisions of Section 8.13 of the Merger Agreement as if the Renewal Agreement was specifically referenced therein with regard to advisory fees and reimbursement of expenses.

The Advisory Agreement was filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004. The Renewal Agreement is filed herewith as Exhibit 10.2 and incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Renewal Agreement.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1
Advisory Agreement dated as of April 1, 2004 between CNL Hospitality Properties, Inc. and CNL Hospitality Corp. (Previously filed as Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q filed August 9, 2004 and incorporated herein by reference.)

Exhibit 10.2	Renewal Agreement dated as of March 31, 2005 between CNL Hotels & Resorts, Inc. and CNL Hospitality Corp. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNL HOTELS & RESORTS, INC.

Date: April 6, 2005	By:	/s/ C. Brian Strickland

Title: Executive Vice President, Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit 10.1
Advisory Agreement dated as of April 1, 2004 between CNL Hospitality Properties, Inc. and CNL Hospitality Corp. (Previously filed as Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q filed August 9, 2004 and incorporated herein by reference.)

Exhibit 10.2	Renewal Agreement dated as of March 31, 2005 between CNL Hotels & Resorts, Inc. and CNL Hospitality Corp. (Filed herewith.)